                                                                   EXHIBIT 99.1

[LOGO KPMG]
The Global Leader





                              DENTAL CARE PLUS
                              MANAGEMENT, CORP.

                              Financial Statements

                              December 31, 1995 and 1994

                              (With Independent Auditors' Report Thereon)

[KPMG LETTERHEAD]




                         INDEPENDENT AUDITORS' REPORT


The Board of Directors
Dental Care Plus Management, Corp.:


We have audited the accompanying balance sheets of Dental Care Plus Management, Corp. (DCP) as of December 31, 1995 and 1994, and the related statements of operations, shareholder's equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of DCP's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dental Care Plus Management, Corp. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                        /s/ KPMG Peat Marwick


February 23, 1996

DENTAL CARE PLUS MANAGEMENT, CORP.

Balance Sheets

December 31, 1995 and 1994


===================================================================================
        ASSETS                                                 1995          1994
- -----------------------------------------------------------------------------------
Current assets:
 Cash and cash equivalents                                  $   42,830      311,525
 Premiums receivable                                            42,276       48,874
 Prepaid expenses                                              237,653       71,325
 Other receivables                                              73,257        2,434
 Due from affiliates                                             -            8,035
 Deferred current tax asset                                      -           38,065
 Income taxes receivable                                       104,500        -
- -----------------------------------------------------------------------------------

Total current assets                                           500,516      480,258
- -----------------------------------------------------------------------------------

Property and equipment, net of
 accumulated depreciation                                      338,909      536,809
Intangibles, net of accumulated amortization of
 $57,000 in 1995 and $21,000 in 1994                           123,000      159,000
Other assets                                                    36,045       38,045
Deferred noncurrent tax asset                                    -           45,814
- -----------------------------------------------------------------------------------

Total assets                                                $  998,470    1,259,926
===================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)
- -----------------------------------------------------------------------------------

Current liabilities:
 Current portion of notes payable                              713,809      239,839
 Short-term borrowings                                         100,000       49,495
 Claims payable                                                  -           55,000
 Accounts payable                                              293,225      104,806
 Accrued expenses                                              111,507      162,021
 Due to affiliates                                             103,859        -
 Income taxes payable                                            -           38,505
- -----------------------------------------------------------------------------------

Total current liabilities                                    1,322,400      649,666
- -----------------------------------------------------------------------------------

Notes payable, net of current portion                            -          215,061
- -----------------------------------------------------------------------------------

Shareholder's equity (deficit):
 Common stock, no par value;
  10,000 shares authorized; 1,000 shares
  issued and outstanding                                         1,000        1,000
 Additional paid-in capital                                    250,000      250,000
 Retained earnings (deficit)                                  (574,930)     144,199
- -----------------------------------------------------------------------------------

Total shareholder's equity (deficit)                          (323,930)     395,199
- -----------------------------------------------------------------------------------

Total liabilities and shareholder's equity (deficit)        $  998,470    1,259,926
===================================================================================

See accompanying notes to financial statements.

DENTAL CARE PLUS MANAGEMENT, CORP.

Statements of Operations

Years ended December 31, 1995 and 1994


====================================================================================
                                                               1995           1994
- ------------------------------------------------------------------------------------
Revenue:
 Premiums                                                  $ 3,645,917     3,620,665
 Administrative fees                                         2,050,746     2,441,618
 Administrative and other fees from affiliates               4,322,277     3,906,721
 Investment income and other                                    19,372         -
- ------------------------------------------------------------------------------------

Total revenue                                               10,038,312     9,969,004
- ------------------------------------------------------------------------------------

Expenses:
 Selling, general, and administrative                        5,731,805     4,345,422
 Administrative and other expenses to affiliates             3,093,900     3,578,500
 Professional services                                       1,524,437     1,551,539
 Depreciation and amortization                                 326,298       304,615
 Provision for uncollectible accounts                            1,143        24,061
 Interest                                                       32,251        67,151
 Other                                                          51,184        31,302
- ------------------------------------------------------------------------------------

Total expenses                                              10,761,018     9,902,590
- ------------------------------------------------------------------------------------

Income (loss) before income taxes                             (722,706)       66,414

Income tax expense (benefit)                                    (3,577)        3,386
- ------------------------------------------------------------------------------------

Net income (loss)                                          $  (719,129)       63,028
====================================================================================

Earnings (loss) per share                                  $   (719.13)        63.03
====================================================================================

Weighted average number of common shares outstanding             1,000         1,000
====================================================================================


See accompanying notes to financial statements.

DENTAL CARE PLUS MANAGEMENT, CORP.

Statements of Changes in Shareholder's Equity (Deficit)

Years ended December 31, 1995 and 1994


=====================================================================================
                                                                            Total
                                             Additional     Retained    shareholder's
                                  Common       paid-in      earnings        equity
                                   stock       capital     (deficit)      (deficit)
- -------------------------------------------------------------------------------------
Balances at December 31, 1993      $1,000      250,000       81,171         332,171

Net income                            -           -          63,028          63,028
- -------------------------------------------------------------------------------------

Balances at December 31, 1994       1,000      250,000      144,199         395,199

Net loss                              -           -        (719,129)       (719,129)
- -------------------------------------------------------------------------------------

Balances at December 31, 1995      $1,000      250,000     (574,930)       (323,930)
=====================================================================================


See accompanying notes to financial statements.

DENTAL CARE PLUS MANAGEMENT, CORP.

Statements of Cash Flows

Years ended December 31, 1995 and 1994


=================================================================================
                                                             1995          1994
- ---------------------------------------------------------------------------------
Cash flows from operating activities:
 Net income (loss)                                        $(719,129)       63,028
 Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities:
   Depreciation and amortization                            326,298       304,615
   Provision for uncollectible accounts                       1,143        24,061
   Deferred tax assets                                       83,879       (48,054)
   Changes in assets and liabilities:
    Premiums receivable                                       5,455        (5,210)
    Other receivables                                       (70,823)        2,434
    Prepaid expenses                                       (166,328)       13,888
    Other assets                                              2,000        (2,000)
    Claims payable                                          (55,000)       11,000
    Accounts payable                                        188,419        33,907
    Accrued expenses                                        (50,514)       (1,231)
    Income taxes payable/receivable                        (143,005)       38,505
    Due from/to affiliates                                  111,894        82,482
- ---------------------------------------------------------------------------------

Net cash provided by (used in) operating activities        (485,711)      517,425
- ---------------------------------------------------------------------------------

Cash flows used in investing activities - acquisition
 of property and equipment                                  (92,398)     (130,492)
- ---------------------------------------------------------------------------------

Cash flows from financing activities:
 Net change in short-term borrowings                         50,505        49,495
 Proceeds from issuance of notes payable                    258,909         -
 Repayment of notes payable                                   -          (250,101)
- ---------------------------------------------------------------------------------

Net cash provided by (used in) financing activities         309,414      (200,606)
- ---------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents       (268,695)      186,327

Cash and cash equivalents at beginning of year              311,525       125,198
- ---------------------------------------------------------------------------------

Cash and cash equivalents at end of year                  $  42,830       311,525
=================================================================================

Supplemental disclosure of cash flow information -
 cash paid during the year for:
  Interest                                                $  31,854        66,811
  Income taxes                                               63,675         -
=================================================================================


See accompanying notes to financial statements.

DENTAL CARE PLUS MANAGEMENT, CORP.

Notes to Financial Statements

December 31, 1995 and 1994




(1)  ORGANIZATION AND OPERATIONS

    DCP is a for-profit corporation organized for the purpose of developing and maintaining managed care programs for dental services. DCP is licensed with the State of Illinois as a Third Party Administrator (TPA) and registered as a Preferred Provider Administrator (PPA). DCP provides administrative and marketing services for dental care programs operated by affiliated entities. DCP also provides TPA services for various self-funded dental plans. Certain plans administered by DCP incorporate fixed monthly premium payments in exchange for DCP to arrange for the provision of dental services to enrollees and their eligible dependents. Premiums are generally fixed for 12-month periods under these contracts. DCP does not reinsure any of its dental care services risk.

    On July 15, 1994, an option purchase agreement was entered into between the shareholder of DCP and an outside party. The option allowed the holder to acquire all outstanding shares of DCP stock. A voting proxy for all outstanding shares was given to the option holder for the duration of the option's exercise period. During 1995, the holder of the option purchase agreement exercised the option to purchase all outstanding shares of DCP stock.


(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Significant accounting policies of DCP are as follows:

     - Cash and cash equivalents consists of all cash on deposit with financial institutions and also all short-term investments with original or remaining maturities at purchase of 90 days or less.

     - DCP considers all highly liquid debt instruments purchased with maturities of three months or less to be cash equivalents. At December 31, 1995 and 1994, approximately 100% and 77%, respectively, of DCP's cash and cash equivalents were maintained with one financial institution and consist of demand deposits and a certificate of deposit.

     - Premium revenue is recorded over the term of the contract period for which coverage relates. Retroactive changes in subscriber membership are recorded in the period in which DCP is notified of such changes. Administrative fees are recognized over the terms of administrative services contracts for which administrative and marketing services are provided.

     - Professional services expense represents payments made to dental providers under contractual arrangements with DCP and costs associated with referral services provided by dental specialists. Professional service costs are recognized as services are rendered.

     - Claims payable represent an actuarially determined estimate of liability based upon DCP's known claims and an amount, based on past experience, for claims incurred but not reported.


                                                                     (Continued)

DENTAL CARE PLUS MANAGEMENT, CORP.

Notes to Financial Statements





     - DCP makes monthly supplemental payments to dentists providing services to members covered under certain administrative services contracts. Payments are determined in accordance with minimum performance standards and vary based on the individual contracts between DCP and the respective providers. Supplemental payments are charged to professional services expense based on estimates which incorporate historical trends and experience. Any differences between estimated supplemental payments and subsequent actual payments are recorded in the period in which actual payments are determined. Estimated amounts owed to providers of $9,782 and $12,375, respectively, for supplemental payments at December 31, 1995 and 1994 are included in accrued expenses.

     - Property and equipment are recorded at cost. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets. Amortization of leasehold improvements is provided over the term of a lease held by an affiliated entity.

     - Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     -    Earnings (loss) per share is computed by dividing net income
          (loss) by the weighted average number of common shares outstanding during the year.

     - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


(3) RELATED-PARTY TRANSACTIONS


    DCP serves as administrator of managed dental care programs provided by Health Care Systems, Inc. (HCS) and I.H.C.S., Inc. (IHCS), both of which are affiliated entities. Included in administrative and other fees from affiliates at December 31, 1995 and 1994 is $4,137,277 and $3,906,721,
    respectively, of revenue recognized from administrative and marketing services provided to HCS and IHCS. Such revenue is recognized based on a specified percentage of each entity's total subscription premium revenue. The administrative and marketing services contracts with HCS and IHCS are subject to automatic renewal on an annual basis.



                                                                     (Continued)

DENTAL CARE PLUS MANAGEMENT, CORP.

Notes to Financial Statements


    During 1994, DCP forgave a receivable totaling $180,000 from a related party in exchange for a five-year covenant not to compete. The covenant is being amortized for book purposes on the straight-line basis over five years and for tax purposes on the straight-line basis over 15 years. The covenant not to compete, less accumulated amortization of $57,000 and $21,000, respectively, at December 31, 1995 and 1994, is included with intangibles in the accompanying balance sheets.

    DCP obtains administrative and support services through various contractual arrangements with related entities. Terms of the respective administrative contracts are for 6-month periods. The contracts are subject to termination upon 30 days written notice or upon the mutual agreement of the parties. During 1995 and 1994, approximately $2,325,000 and $3,074,000, respectively, was recognized as expense under these contracts and is included within administrative and other expenses to affiliates in the accompanying statements of operations. Contractual payment terms are specified within each of the respective contracts.

    DCP entered into two consulting agreements dated May 1, 1994 and July 1, 1994, respectively, with related parties to obtain assistance in the maintenance and expansion of DCP's network of managed care dental service providers. The term of the contract dated May 1, 1994 is indefinite so long as the agreements for providing dental services by DCP and affiliated entities to employees of specified clients remain in effect. The consulting agreement dated May 1, 1994 provides for annual payments of $360,000. The term of the contract dated July 1, 1994 is for three years and requires annual payments of $172,200. During 1995 and 1994, approximately $532,000 and $310,000, respectively, was recognized under these contracts and is included in administrative and other expenses to affiliates in the accompanying statements of operations.

    DCP obtains consulting and brokerage services from entities controlled by the president of DCP. During 1995 and 1994, approximately $56,900 and $89,500, respectively, was recognized for these services and is included in administrative and other expenses to affiliates in the accompanying statements of operations.

    DCP made payments during 1995 and 1994 of $180,000 and $105,000, respectively, for consulting services provided by the holder of the DCP option purchase agreement pursuant to a personal services agreement. Payments under the personal services agreement of $15,000 per month began June 1, 1994 and extend for a period of 36 months. Such payments are included within administrative and other expenses to affiliates in the accompanying statements of operations.


    During 1995, DCP charged HCS and IHCS for their proportionate usage of various office equipment based upon each respective entity's level of incurred dental costs. Amounts received from HCS and IHCS for office equipment usage amounted to approximately $185,000 and is included with administrative and other fees from affiliates.



                                                                     (Continued)

DENTAL CARE PLUS MANAGEMENT, CORP.

Notes to Financial Statements






(4) PROPERTY AND EQUIPMENT

    A summary of property and equipment at December 31, 1995 and 1994 follows:



- ------------------------------------------------------------------------------------------------------
                                                         1995                         1994
                                                -----------------------  -----------------------------
                                                           Accumulated                  Accumulated
                                                           depreciation                 depreciation
                                                               and                          and
                                                  Cost     amortization    Cost         amortization
- ------------------------------------------------------------------------------------------------------

Vehicles                                   $     40,293        35,255     40,293          32,992
Computer equipment                              608,813       471,172    516,219         364,077
Furniture and fixtures                          336,384       289,856    313,792         241,618
Equipment and leasehold improvements            748,982       599,280    849,610         544,418

                                           $  1,734,472     1,395,563  1,719,914       1,183,105
- ------------------------------------------------------------------------------------------------------





                                                                     (Continued)

DENTAL CARE PLUS MANAGEMENT, CORP.

Notes to Financial Statements






(5)  NOTES PAYABLE

    A summary of notes payable at December 31, 1995 and 1994 follows:



- -----------------------------------------------------------------------------------------------------------------------
                                                                                                  1995            1994
- -----------------------------------------------------------------------------------------------------------------------

Note payable to Cole Taylor Bank in monthly installments of
   $5,000 through December 19, 1996, plus interest at the prime rate.  The prime rate at December 31, 1995 and 1994 was 8.5%.
   The note is collateralized by substantially all of DCP's assets                               $ 49,355       120,000

Note payable to Cole Taylor Bank for the purchase of equipment, dated November 1, 1994, payable in 23 monthly principal installments beginning December 1, 1994 of $9,422 with final payment of
   $9,485 due November 1, 1996, plus interest at the prime rate.
   The prime rate at December 31, 1995 and 1994 was 8.5%. The note
   is collateralized by substantially all of DCP's assets                                         103,644       207,288

Note payable to Cole Taylor Bank in six monthly installments beginning
   January 15, 1996 of $50,000 with final payment of $200,000 due
   July 15, 1996 plus interest at the prime rate.  The prime rate at
   December 31, 1995 was 8.5%.  The note is collateralized by
   substantially all of IHCS' assets                                                              500,000             -

Note payable to First M & I, payable in monthly installments of
   $3,960 through December 1996, including interest at 7.23%                                       60,810       102,189

Other                                                                                                   -        25,423
- -----------------------------------------------------------------------------------------------------------------------
Total notes payable                                                                               713,809       454,900
Less current portion                                                                              713,809       239,839
- -----------------------------------------------------------------------------------------------------------------------
Notes payable, net of current portion                                                            $      -       215,061
=======================================================================================================================

DCP has pledged substantially all of its assets as security under a revolving line of credit agreement beetween IHCS and a commercial bank. The line of credit is in the amount of $300,000 with an standing balance of $100,000 at December 31, 1995. No amounts have been paid or accrued pursuant to this guarantee as of December 1995.




                                                                     (Continued)

DENTAL CARE PLUS MANAGEMENT, CORP.

Notes to Financial Statements




(6) SHORT-TERM BORROWINGS

    DCP maintains a revolving line of credit with a commercial bank having a maximum credit capacity of $100,000. Amounts drawn under the line of credit bear interest at the prime rate (8.5% at December 31, 1995 and 1994) and are secured by substantially all of DCP's assets. The line expires on June 15, 1996 with all outstanding draws plus accrued interest due in full.


(7) LEASE COMMITMENTS

    DCP leases various office space and equipment under the terms of operating leases expiring through December 1999. Rental expense recognized under the terms of operating leases amounted to approximately $250,000 and $274,000 for the years ended December 31, 1995 and 1994, respectively. Future minimum rental payments under noncancelable operating leases with terms in excess of one year as of December 31, 1995 are as follows:



- ----------------------------------------------------
 Year ending
December 31,                                 Amount
- ----------------------------------------------------
   1996                                    $ 63,057
   1997                                      41,448
   1998                                      24,220
   1999                                      10,316
- ----------------------------------------------------
                                           $139,041
- ----------------------------------------------------


     DCP held the operating lease in 1994 for the primary office space utilized by DCP, HCS, and IHCS. During 1995, this lease was assumed by HCS in conjunction with an office relocation. HCS charged DCP with a proportionate share of rent for common office space in 1995 based upon the level of dental costs incurred by DCP. Rent paid to HCS amounted to approximately $11,000 and is reflected as part of selling, general, and administrative expenses in the accompanying 1995 statement of operations and retained earnings.



                                                                     (Continued)

DENTAL CARE PLUS MANAGEMENT, CORP.

Notes to Financial Statements




(8)  INCOME TAXES

    Components of income tax expense (benefit) for the years ended December 31, 1995 and 1994 are as follows:



- -----------------------------------------------------------------------------------
                                          1995                        1994
                               -------------------------   ------------------------
                               Current  Deferred   Total   Current  Deferred  Total

- -----------------------------------------------------------------------------------
         Federal               $     -   (3,143)  (3,143)   40,487  (40,824)  (337)
         State                       -     (434)    (434)   10,953   (7,230)  3,723
- -----------------------------------------------------------------------------------
                               $     -   (3,577)  (3,577)   51,440  (48,054)  3,386
- -----------------------------------------------------------------------------------


    The following reconciles income tax expense and the amounts obtained by applying the statutory U.S. federal income tax rate to earnings before income tax expense, using a statutory rate of 34% for the years ended December 31, 1995 and 1994.



- -----------------------------------------------------------------------------------
                                                             1995       1994
- -----------------------------------------------------------------------------------
  Income tax expense (benefit) computed
    at the statutory rate                                 $(245,720)    22,581
  Phase in of federal income tax brackets                         -    (5,977)
  Change in valuation allowance                              271,803        -
  Nondeductible political contributions                        2,142    2,142
  Nondeductible meal and entertainment expenses                3,377    1,502
  State income taxes, net of federal tax benefit            (34,689)    7,228
  Change in estimate for previously provided taxes                -   (24,090)
  Other                                                        (490)        -
- -----------------------------------------------------------------------------------
                                                          $  (3,577)    3,386
- -----------------------------------------------------------------------------------



                                                                     (Continued)

DENTAL CARE PLUS MANAGEMENT, CORP.

Notes to Financial Statements



- -----------------------------------------------------------------------------------
  The tax effects of temporary differences that give rise to significant portions of deferred tax assets at December 31, 1995 and 1994 are presented below:

- -----------------------------------------------------------------------------------
                                                              1995        1994
- -----------------------------------------------------------------------------------
  Deferred tax assets:
     Net operating loss carryforwards                      $ 191,000         -
     Claims incurred but not reported                              -    17,765
     Book depreciation in excess of tax depreciation          62,499    39,932
     Accrued liabilities not deductible for tax purposes           -    15,080
     Other                                                    18,304    11,102
     Valuation allowance                                   (271,803)         -
- -----------------------------------------------------------------------------------
  Total deferred tax assets                                $       -    83,879
===================================================================================

     In assessing the reliability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. DCP management has provided a valuation allowance at December 31, 1995 equivalent to total deferred tax assets.

(9)  MAJOR CUSTOMERS

     DCP has two major administrative services customers, excluding related parties. Revenue from these contracts represented approximately 19% and 29%, respectively, and 17% and 21%, respectively, of total revenue for the years ended December 31, 1995 and 1994. No other unrelated customer accounted for 10% or more of total revenues for either year.


(10) LIQUIDITY AND ECONOMIC DEPENDENCY

     DCP has a working capital deficit of approximately $800,000 at December 31, 1995, a shareholder's deficit of approximately $325,000 at December 31, 1995, and incurred a net loss of approximately $720,000 for 1995. DCP is economically dependent upon related parties and affiliated entities as of December 31, 1995 for continued operations. DCP management's ability to modify the terms and conditions of services obtained from/provided to related parties and affiliated entities as described in note 3, as well as obtain guarantees for the incurrence of indebtedness as disclosed in note 5, will likely be required for DCP to maintain a level of liquidity necessary for continued operations.



                                                                     (Continued)

DENTAL CARE PLUS MANAGEMENT, CORP.

Notes to Financial Statements




(11) SUBSEQUENT EVENT (UNAUDITED)

    On May 8, 1996, DCP and IHCS were sold to CompDent Corporation for aggregate consideration of approximately $38,000,000. Pursuant to the sale, administrative and support services contracts with related parties, except for IHCS and HCS, were all terminated effective as of the sale date.